UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
April 9, 2008
(Date of earliest event reported)

ENDEVCO, INC.
(Exact name of registrant as specified in its charter)

State of Texas	001-31433	74-2142545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2425 Fountainview Dr., Suite 215
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 977-4662
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 13, 2006, EnDevCo, Inc., a Texas corporation (the "Company"), entered into that certain Advancing Term Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated June 2, 2006 and that certain Second Amendment to Credit Agreement dated April 2, 2007 (collectively, the "Credit Agreement"), for $30,000,000 through its subsidiary EnDevCo Eureka, LLC ("Eureka") (owned 55% by the Company) with GasRock Capital, LLC ("GasRock") to fund the purchase of the Short Junction Field in Cleveland County, Oklahoma. Eureka executed certain notes (the "Notes") in favor of GasRock in connection with the Credit Agreement, which evidence the balance under the Credit Agreement. The available credit under the Credit Agreement was increased to $50,000,000 on April 2, 2007. The interest rate was 12% and the loan was to terminate on April 13, 2010. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Credit Agreement.

On April 9, 2008, GasRock delivered to the Company a Notice of Events of Default and Unmatured Events of Default ("Default Notice") under the Credit Agreement. Due to these claimed Events of Default, interest under the Credit Agreement began accruing at the Default Rate of 15% and 100% of EnDevCo's Net Revenues were applied to Debt Service and other Obligations as of April 9, 2008. The balance due under the Credit Agreement on that date was $13,660,995.10.

On April 16, 2008, GasRock delivered to the Company a Notice of Acceleration ("Acceleration Notice") under the Notes due to the continuing claimed Events of Default under the Credit Agreement. The Acceleration Notice declared the amounts due under the Note to be accelerated and due and owing in full as of April 16, 2008. The balance on the Notes and under the Credit Agreement on April 16, 2008 was $13,700,839.67. See Item 2.04 below for further discussion of the Default Notice.

On July 22, 2008, GasRock, Eureka and Alliance Energy Corporation ("Alliance", and together with Eureka, the "Borrowers"), entered into that certain Limited Forbearance Agreement, pursuant to which GasRock agreed, subject to the terms thereof, to forbear from pursuing remedies under the Credit Agreement and Notes in respect of the Events of Default claimed as of that same date until the earlier of (i) November 15, 2008 and (ii) the date that GasRock gives Eureka notice of any additional payment default under the Credit Agreement. Alliance is controlled by the Company's CEO and is a guarantor of the Eureka Obligations under the Credit Agreement. GasRock is also a lender to Alliance under an Advancing Term Credit Agreement (the "Alliance Credit Agreement", and together with the Credit Agreement, the "Credit Agreements".

The Forbearance, is subject to the following conditions to be fulfilled:

1) On or before November 15, 2008, (i) the Borrowers must repay all Obligations (as defined in the Credit Agreements) or (ii) EnDevCo must have entered an agreement for the full or partial sale of the Short Junction Field, the proceeds of which would fully repay the Obligations owing under the Credit Agreements, and such sale shall close and repayment of the Obligations shall be made by December 31, 2008;

2) If the Obligations are not repaid by November 15, 2008, EnDevCo must assign a 5.0% net profits interest in the Short Junction Field to GasRock, effective as of November 1, 2008. The form of this assignment and the potential assignments discussed in paragraph 3, below, will be substantially in the form of the Conveyance of Net Profits Overriding Royalty Interests, attached as Exhibit A to the Forbearance Agreement;

3) If the Obligations are not repaid by December 15, 2008, EnDevCo must assign an additional 1.0% net profits interest in the Short Junction Field to GasRock, effective as of December 1, 2008, and will assign to GasRock an additional 1.0% net profits interest each subsequent month if the Obligations are not repaid by the 15th of such month;

4) EnDevCo shall escrow one 5% net profits interest conveyance and five 1% net profits interest conveyances to ensure it's delivery of any potential obligations under paragraphs 2 and 3, above;

5) Any and all Net Proceeds (as defined in the Forbearance Agreement) from any equity issuance, refinancing, or asset sale will be applied first to outstanding fees and expenses of GasRock, second to the accrued and unpaid interest on the Notes, and third to the outstanding principal balances on the Notes; and

6) The Borrowers must ensure that its hydrocarbon purchasers make payments relating to any of GasRock's overriding royalty interests in the Short Junction Field directly to GasRock.

The principal and accrued and unpaid interest balance on the Notes and under the Credit Agreement is $13,698,313.65 as of October 24, 2008. The principal and accrued and unpaid interest balance owed by Alliance under the Alliance Credit Agreement is $3,505,644.39 as of October 24, 2008. The Company is currently pursuing alternative financing arrangements in order to repay the Obligations to GasRock by November 15, 2008.

The foregoing description is not complete and is qualified in its entirety by reference to (i) the full text of the Forbearance Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

(a) See Item 1.01 above, which is incorporated herein by reference.

GasRock claimed the following Events of Default under the Credit Agreement in the Default Notice:

  The Company's failure to make timely interest payments under Section 2.2(c) of the Credit Agreement, including for the periods ending December 2007, January 2008, February 2008 and March 2008;
  The Company's failure to pay Debt in excess of $50,000 in the form of unpaid obligations to Basic Energy Services, L.P. and KAL Drilling, Inc. in violation of Section 10.1(k)(vi) of the Credit Agreement;
  The Company's farmout of certain of its Oil and Gas Properties, located on Short Junction Field in Cleveland County, Oklahoma in violation of Section 7.2(a) of the Credit Agreement; and
  The occurrence of an Event Of Default under the Alliance Loan Agreement in violation of Section 10.1(m) of the Credit Agreement.

Due to these claimed Events of Default, interest under the Credit Agreement began accruing at the Default Rate of 15% and 100% of EnDevCo's Net Revenues are applied to Debt Service and other Obligations as of April 9, 2008. On July 22, 2008, GasRock and Eureka entered into the Forbearance Agreement, pursuant to which GasRock agreed, subject to the terms thereof, to temporarily forbear from pursuing remedies under the Credit Agreement in respect of the Existing Defaults. See Item 1.01, above, for further detail in respect of the Forbearance Agreement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title of Document

10.1	Limited Forbearance Agreement, by and among EnDevCo Eureka, LLC, Alliance Energy Corporation and GasRock Capital, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEVCO, INC.

October 28, 2008	CHRIS A. DITTMAR
CHRIS A. DITTMAR
CHIEF EXECUTIVE OFFICER

Exhibit 10.1

July 22, 2008

Via Certified Mail, Return Receipt Requested

EnDevCo Eureka, LLC
2425 Fountainview Drive Suite 215
Houston, TX 77057

Alliance Energy Corporation
2425 Fountainview Drive Suite 215
Houston, TX 77057

Attention: Chris A. Dittmar

RE: Limited Forbearance Agreement among GasRock Capital LLC ("GasRock"), EnDevCo Eureka, LLC ("EnDevCo"), and Alliance Energy Corporation ("Alliance", and together with EnDevCo, "Borrowers") (Borrowers together with GasRock, the "Parties" and, each individually, a "Party")

Dear Mr. Dittmar:

Reference is hereby made to the following:

A.   Advancing Term Credit Agreement dated effective April 13, 2006, by and between GasRock and EnDevCo (as amended by that certain First Amendment to Credit Agreement dated June 2, 2006 and that certain Second Amendment to Credit Agreement dated April 2, 2007, the "EnDevCo Credit Agreement");

B.   Term Loan Agreement dated effective April 2, 2007, by and between GasRock and Alliance ("Alliance Loan Agreement" and together with the EnDevCo Credit Agreement, the "Credit Agreements");

C.   Advancing Note dated effective April 2, 2007, executed by EnDevCo, and payable to GasRock in the maximum principal amount of $50,000,000 (the "EnDevCo Note"); and

D.   Term Note dated effective April 2, 2007 executed by Alliance, and payable to GasRock in the maximum principal amount of $3,500,000 (the "Alliance Note" and together with the EnDevCo Note, the "Notes").

GasRock is the owner and holder of the Notes and each of the other Loan Documents. This letter agreement shall be referred to as this "Agreement." Capitalized terms used, but not defined in this Agreement shall have the respective meanings given them in the Credit Agreements.

On April 9, 2008, GasRock sent (a) a Notice of Events of Default and Unmatured Events of Default to EnDevCo, and (b) a Notice of Event of Default to Alliance (collectively, the "Default Notices"). On April 16, 2008, GasRock sent a Notice of Acceleration to EnDevCo.

GasRock has subsequently learned from Alliance of financing transactions between Alliance, as borrower, and Trinity Financing Investments Corporation, as lender, involving a loan in the aggregate principal amount of $1,200,000 (the "Trinity Financing"), which Trinity Financing is not permitted and is an Event of Default under each of the Credit Agreements. As used herein, the term "Existing Defaults" means the Events of Default or Unmatured Events of Default referenced in the Default Notices together with the Events of Default resulting from the Trinity Financing.

Borrowers have requested that GasRock forbear from exercising its rights and remedies in respect of the Existing Defaults and GasRock has agreed to forbear from exercising its rights or remedies in respect of the Existing Defaults subject to Borrowers' strict and prompt compliance with the terms of this Agreement. GasRock has agreed to forbear under the terms of this Agreement to permit Borrowers an opportunity to consummate (a) an equity issuance, (b) a refinancing of the Notes with a third party, or (c) a sale of all or part of the assets of either Borrower, in each case to raise sufficient funds to repay fully the Notes and the Obligations under the Credit Agreements.

Subject to the terms of this Agreement, GasRock shall forbear from exercising its rights and remedies under the Credit Agreements in respect of the Existing Defaults for a period (the "Forbearance Period") beginning on the date of this Agreement and ending automatically without any further notice or action by GasRock on the first to occur of (a) November 15, 2008, (b) the date on which GasRock gives Borrowers notice of any additional payment default under either of the Credit Agreements; provided that GasRock shall not give such notice prior to thirty days after the occurrence of such additional payment default.

As consideration for GasRock's agreement to forbear under the terms of this Agreement, Borrowers agree as follows:

A. On or before November 15, 2008, (a) Borrowers shall fully repay the Obligations under the Credit Agreements (including, in each case, all principal, accrued interest, fees, expenses, and any other amounts due under the Credit Agreements), or (b) EnDevCo shall deliver to GasRock an executed purchase and sale agreement related to a full or partial sale of the Short Junction Field with terms that would provide sufficient proceeds to fully repay the Obligations under the Credit Agreements (including, in each case, all principal, accrued interest, fees, expenses, and any other amounts due under the Credit Agreements), and such sale shall close and result in full repayment of all Obligations under the Credit Agreements on or before December 31, 2008.

B. If the Obligations under the Credit Agreements (including, in each case, all principal, accrued interest, fees, expenses, and any other amounts due under the Credit Agreements) are not fully repaid by November 15, 2008, then EnDevCo will assign, pursuant to the Escrow Arrangement (defined below) to GasRock by November 16, 2008 a 5.0% net profits interest ("NPI"), in the form of an overriding royalty interest covering EnDevCo's interest in the Short Junction Field, proportionately reduced to EnDevCo's working interest, with such NPI to be effective as of November 1, 2008. Such NPI shall not be subject to any deductions for capital costs or obligation to make any form of investment or otherwise make any capital contribution. The NPI conveyance will be substantially in the form attached hereto as Exhibit A.

C. If the Obligations under the Credit Agreements (including, in each case, all principal, accrued interest, fees, expenses, and any other amounts due under the Credit Agreements) are not fully repaid by December 15, 2008, then EnDevCo will assign, pursuant to the Escrow Arrangement (defined below) to GasRock by December 16, 2008 an additional 1.0% NPI, proportionately reduced to EnDevCo's working interest, with such NPI to be effective as of December 1, 2008, and will continue to assign to GasRock on the 16th day of each subsequent month continuing until all Obligations under the Credit Agreements are fully repaid (and even if EnDevCo must assign NPI's in addition to those held in escrow) an additional 1.0% NPI, with each NPI effective as of the first day of the month in which such NPI is required to be assigned to GasRock, if as of the fifteenth day of such month the Obligations under the Credit Agreements (including, in each case, all principal, accrued interest, fees, expenses, and any other amounts due under the Credit Agreements) have not been fully repaid.

D. In connection with EnDevCo's obligation to deliver the NPI's under paragraphs (B) and (C) above, Borrowers will enter into an escrow arrangement (the "Escrow Arrangement") as follows:

1. EnDevCo will execute and deliver to Porter & Hedges, L.L.P. on the date of this Agreement (i) one 5% NPI conveyance dated effective as of November 1, 2008 and (ii) five 1% NPI conveyances, with the first 1% NPI conveyance dated effective as of December 1, 2008 and each subsequent 1% NPI conveyance dated effective the first day of each subsequent month through April 1, 2009.

2. GasRock will instruct Porter & Hedges, L.L.P. to hold each of the executed NPI conveyances until EnDevCo is obligated, pursuant to the terms of this Agreement, to assign each NPI, and at which point GasRock will instruct Porter & Hedges, L.L.P. to deliver each NPI, as applicable, to GasRock.

3. If all Obligations under this Credit Agreement have been fully satisfied and all terms and conditions under this Limited Forbearance Agreement have been fully complied with on or before November 15, 2008, then GasRock will cause Porter & Hedges, L.L.P. to return immediately the NPI conveyances to EnDevCo.

E. Any and all Net Proceeds from any equity issuance, refinancing, or asset sale will be applied first to the outstanding fees and expenses of GasRock, second to the accrued and unpaid interest (including default interest) on the Notes, and third to the outstanding principal balance of the Notes. "Net Proceeds" means the amount of proceeds after deduction for reasonable and customary costs and expenses associated with any such equity issuance, refinancing or asset sale.

F. Borrowers will take all actions and execute all documents necessary to ensure that Borrowers' hydrocarbon purchasers make all payments relating to the overriding royalty interests owned by GasRock, whether under the NPI conveyance or otherwise, directly to GasRock.

Notwithstanding anything in this Agreement to the contrary, GasRock's agreement to forbear under the terms set out in this Agreement (the "Limited Forbearance"), the Limited Forbearance does not indicate an intent to establish any course of dealing between GasRock and Borrowers with regard to future waivers, consents, agreements to forbear or any other modifications that may be requested and the Limited Forbearance should not be construed as an indication that GasRock would be willing to agree to any further or future consents, waivers, agreements to forbear or any modifications to any of the terms of the Credit Agreements or other Loan Documents, or any Existing Defaults.

After the expiration of the Forbearance Period, the Limited Forbearance shall terminate automatically without further notice or action by GasRock.

Except as expressly set out in this Agreement, neither the Credit Agreements nor any other Loan Documents are changed and such documents shall continue in full force and effect. Each Borrower acknowledges and agrees that all liens created and evidenced by the Security Documents and any other Loan Documents are valid and subsisting liens on the assets of Borrowers or any other party pledged under such documents. Borrowers hereby agree to promptly execute, acknowledge, and deliver such documents, instruments, certificates or other assurances as shall, in the opinion of GasRock, be necessary to fulfill the terms of the Loan Documents. Borrowers hereby release GasRock from any liability for actions or failures to act in connection with the Loan Documents prior to the date of this Agreement.

This Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Each signatory Party agrees that it will accept delivery by electronic facsimile or portable document format (PDF) of counterparts of this Agreement executed by the other Party, and each Party also agrees that a counterpart of this Agreement executed by it may be effectively delivered by transmission of an electronic facsimile or PDF of that executed document to any other Party.

If Borrowers agree to, and accept, the Limited Forbearance granted herein, please execute and return one counterpart copy of this Letter by facsimile to GasRock, to the attention of Scott Johnson, telefax number 713-300-1401, on or before 5:00 p.m. on July 22, 2008, and a copy to Ephraim del Pozo, telefax number 713-226-6260. If Borrowers do not execute and return one counterparty copy of this Agreement before 5:00 p.m. on July 22, 2008, the offer of a Forbearance Period shall expire and GasRock reserves all its rights and remedies at that time.

[Signatures on the following page]

Sincerely,

GASROCK CAPITAL LLC

By: ____________________________

Principal

Accepted and agreed to this ___ day of July, 2008

BORROWERS:

ENDEVCO EUREKA LLC

a Delaware limited liability company

By: ___________________________

Chris A. Dittmar
Chief Executive Officer

cc: Baker & Hostetler LLP
Attn: John English
000 Louisiana, Suite 2000
Houston, TX 77002

[Signature Page to Limited Forbearance Agreement]